UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2012

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 17, 2012, Rene-Pierre Azria’s term as a Class I director of Jarden Corporation (the “Company”) expired. Mr. Azria did not stand for re-election at the Company’s annual meeting of stockholders on May 17, 2012 (the “Annual Meeting”).

(b) and (c)

Effective May 17, 2012, the Company appointed James L. Cunningham III as Vice President and Chief Accounting Officer, and in that role he will be the principal accounting officer of the Company. Mr. Cunningham, who is 39 years of age, has been with the Company since March 2006 as Vice President and Controller. Prior to joining the Company, he most recently served as Assistant Controller of RR Donnelley and Sons (formerly, Moore Corporation, Limited), from March 2002 to February 2006. From December 2000 to February 2002, Mr. Cunningham served as a financial advisor at Merrill Lynch. From October 1994 to December 2000, Mr. Cunningham was with PricewaterhouseCoopers, LLP where he was an Audit Manager.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Cunningham and any of the Company’s executive officers and any director, executive officer or person nominated to become a director or executive officer. There is no arrangement or understanding between Mr. Cunningham and any other person pursuant to which Mr. Cunningham was appointed as Vice President and Chief Accounting Officer of the Company. There are no transactions in which Mr. Cunningham has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Richard T. Sansone, the Company’s principal accounting officer until Mr. Cunningham’s appointment, remains an officer of the Company and continues to serve as Executive Vice President, Finance.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) and (b)

At the Annual Meeting three proposals were submitted to, and approved by, the Company’s stockholders. Each proposal is described in more detail in the Company’s Proxy Statement as filed with the Securities and Exchange Commission on April 2, 2012. The voting results for each proposal are set forth below.

	Voted For	Withheld	Broker Non-Votes
Proposal 1 – The election of three Class I Directors for three-year terms expiring in 2015
Martin E. Franklin	64,479,492	4,206,130	3,888,832
James E. Lillie	66,271,928	2,413,694	3,888,832
Michael S. Gross	36,731,774	31,953,847	3,888,832

	Voted For	Voted Against	Abstained	Broker Non-Votes

Proposal 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012	72,449,503	45,674	79,277	—

Proposal 3 – Advisory approval of the Company’s executive compensation	34,930,529	33,542,798	212,294	3,888,832

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2012

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps
Title: Executive Vice President, General Counsel and Secretary